Dear Shareholders:
--------------------------------------------------------------------------------

    We are pleased to submit our annual report for the year ended December 31, 1996.

    The  Lexington   Convertible   Securities   Fund's   performance   has  been
disappointing during the last year. It has lagged the unmanaged Standard & Poor's 500 Stock Price Index ("S&P 500").

    Comparative total return performance measurements for the period ended December 31, 1996 are:

                                                       1 Year         3 Years
                                                       ------         -------
    Lexington Convertible Securities Fund ...........  + 4.89%*       +26.05%
    S & P 500 .......................................  +22.97%        +71.33%
    Lehman Gov./Corp. Bond Index ....................  + 2.90%        +18.39%

    The Fund's performance has been constrained because its portfolio has been defensively invested in deference to an extremely high level of stock market risk. The market, on the other hand, has punished caution and rewarded investors for taking on ever increasing amounts of risk.

    Stock price movements are increasingly driven by investor psychology instead of the underlying fundamentals of the companies or the overall economy. The key issue in 1997 is when will the frothy, speculative atmosphere recognize the much more mundane fundamental realities? The market's profit growth rate is receding. According to First Call, a corporate information source, the S&P 500 aggregate operating profit growth is expected to be only +6.5% in 1997. In 1996 it was estimated to be +7.9%, and it was +18.7% in 1995.

    We believe the market will suffer its inevitable correction sooner rather than later. Our Fund's portfolio is defensively positioned to weather this correction, and to capitalize on the bargains that will present themselves during a market sell-off. We also believe the secular bull market will reassert itself after a corrective phase.

    We appreciate your continued support, and we welcome the opportunity to discuss any questions you may have about your investment.

Sincerely,




Richard B. Russell                           Robert M. DeMichele
President and Portfolio Manager              Chairman of the Board
February, 1997                               February, 1997

                                 CHART/BEGIN
            Printed version of this shareholder report contains a graphic chart indicating the comparison of change in value of a $10,000 investment in Lexington Convertible Securities Fund, the unmanaged Standard & Poor's 500 Stock Price Index and the unmanaged Lehmand Brothers Government/Corporate Bond Index from 1/20/88 through 12/31/96
                                  CHART/END



*4.89%, 8.66% and 10.39% are the one and five year and since commencement (1/20/88) average annual standard total returns, respectively, for the period ended December 31, 1996. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. Total return represents past performance and is not predictive of future results.

Lexington Convertible Securities Fund
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1996

(left column)

  Principal                                                             Value
   Amount               Security Description                          (Note 1)
-------------------------------------------------------------------------------

             CONVERTIBLE BONDS: 42.4%
             Computer Software & Services: 4.3%
 $ 875,000   Automatic Data Processing Services, Inc.
               0.00%*, due 02/20/2012 .............................  $  487,812
                                                                     ----------

             Consumer Products: 3.2%
   400,000   McKesson Corporation
              (Armor All Products),
              4.50%, due 03/01/2004 ...............................     354,500
                                                                     ----------

             Diversified Company: 4.6%
   420,000   Thermo Electron Corporation,
               4.25%, due 01/01/2003 ..............................     516,600
                                                                     ----------

             Financial Services: 5.0%
   325,000   First Financial Management Corporation,
               (First Data Corporation), 5.00%,
                 due 12/15/1999 ...................................     560,625
                                                                     ----------

             Machinery: 3.4%
   350,000   Raymond Corporation,
               6.50%, due 12/15/2003 ..............................     379,313
                                                                     ----------

             Retail Stores (Specialty line): 8.4%
   450,000   Home Depot, Inc.,
               3.25%, due 10/01/2001 ..............................     440,437
                                                                     ----------

   500,000   Pep Boys Corporation,
               4.00%, due 09/09/1999 ..............................     506,250
                                                                     ----------
                                                                        946,687
                                                                     ----------

             Semiconductor: 5.6%
   450,000   Analog Devices, Inc.,
               3.50%, due 12/01/2000 ..............................     625,500
                                                                     ----------

             Telecommunications Service: 3.9%
 1,300,000   United States Cellular Corporation,
               0.00%*, due 06/15/2015 .............................     432,250
                                                                     ----------

             Toys: 4.0%
 1,205,000   Time Warner, Inc. (Hasbro),
               0.00%*, due 12/17/2012 .............................     451,875
                                                                     ----------

             TOTAL CONVERTIBLE BONDS
               (cost $4,383,105) ..................................   4,755,162
                                                                     ----------

(right column)

  Number of
  Shares or
  Principal                                                             Value
   Amount               Security Description                          (Note 1)
-------------------------------------------------------------------------------

             COMMON STOCKS: 26.1%
             Computer Software & Services: 8.3%
    16,852   Sterling Commerce, Inc. .............................. $   594,033
    10,582   Sterling Software, Inc. ..............................     334,656
                                                                    -----------
                                                                        928,689
                                                                    -----------

             Manufactured Housing: 14.8%
    58,590   Clayton Homes, Inc. ..................................     790,965
    37,994   Oakwood Homes Corporation ............................     869,113
                                                                    -----------
                                                                      1,660,078
                                                                    -----------

             Medical Services: 3.0%
     8,392   Salick Health Care, Inc. .............................     334,631
                                                                    -----------

             TOTAL COMMON STOCKS
               (cost $745,610) ....................................   2,923,398
                                                                    -----------

             TOTAL LONG-TERM INVESTMENTS ..........................   7,678,560
                                                                    -----------

             SHORT-TERM INVESTMENTS: 31.8%
             U.S. Government Obligations
$2,100,000   U.S. Treasury Bills
               5.13%, due 02/06/97 ................................   2,089,143
   300,000   U.S. Treasury Bills
               5.03% due 02/20/97 .................................     297,870
   900,000   U.S. Treasury Bills
               5.07% due 05/15/97 .................................     882,846
   300,000   U.S. Treasury Bills
               5.36% due 08/21/97 .................................     290,076
                                                                    -----------

             TOTAL SHORT-TERM INVESTMENTS
               (cost $3,560,434) ..................................   3,559,935
                                                                    -----------

             TOTAL INVESTMENTS: 100.3%
               (cost $8,689,149+) (Note 1) ........................  11,238,495
             Liabilities in excess of other assets: (0.3%) ........     (30,050)
                                                                    -----------

             TOTAL NET ASSETS: 100.0%
               (equivalent to $13.66 per share
               on 820,660 shares outstanding) ..................... $11,208,445
                                                                    ===========

*Zero Coupon Bonds.
+Aggregate cost for Federal income tax purposes is identical.


   The Notes to Financial Statements are an integral part of this statement.

Lexington Convertible Securities Fund
Statement of Assets and Liabilities
December 31, 1996

Assets

Investments, at value (cost $8,689,149) (Note 1) ..........................................  $11,238,495

Cash ......................................................................................       13,118

Receivable for shares sold ................................................................        5,000

Dividends and interest receivable .........................................................       28,532
                                                                                             -----------
          Total Assets ....................................................................   11,285,145
                                                                                             -----------
Liabilities

Due to Lexington Management Corporation (Note 2) ..........................................        9,218

Distributions payable .....................................................................       18,613

Accrued expenses ..........................................................................       48,869
                                                                                             -----------
          Total Liabilities                                                                       76,700
                                                                                             -----------

Net Assets (equivalent to $13.66 per share on 820,660 shares outstanding) (Note 4) ........  $11,208,445
                                                                                             ===========

Net Assets consist of:

Capital stock-authorized 1,000,000,000 shares, $.10 par value per share ...................    $  82,066

Additional paid-in capital (Note 1) .......................................................    8,581,372

Distribution in excess of net investment income (Note 1) ..................................       (2,355)

Accumulated net realized loss on investments (Note 1) .....................................       (1,984)

Unrealized appreciation on investments ....................................................    2,549,346
                                                                                             -----------
          NET ASSETS ......................................................................  $11,208,445
                                                                                             ===========


   The Notes to Financial Statements are an integral part of this statement.

(left column)

Lexington Convertible Securities Fund
Statement of Operations
Year ended December 31, 1996

Investment Income
Income
  Dividends .........................  $  13,260
  Interest ..........................    329,361
                                       ---------
    Total investment income .........             $  342,621

Expenses
  Investment advisory fee
    (Note 2) ........................   108,636
  Printing and mailing expenses .....    31,225
  Distribution fees (Note 3) ........    27,159
  Transfer agent and shareholder
    servicing expense (Note 2) ......    19,952
  Registration fees .................    17,877
  Professional fees .................    14,178
  Accounting expenses (Note 2) ......    12,685
  Directors' fees and expenses ......    10,615
  Computer processing fees ..........     5,807
  Custodian expense .................     1,070
  Other expenses ....................    10,065
                                       ---------
    Total expenses ..................                259,269
                                                  ----------
      Net investment income .........                 83,352

Realized and Unrealized Gain
  (Loss) on Investments (Note 5)
  Net realized gain on
    investments .....................                433,015
  Net change in unrealized
    appreciation on
    investments .....................                (29,508)
                                                  ----------

    Net realized and unrealized
      gain ..........................                403,507
                                                  ----------
Increase in Net Assets Resulting
  from Operations ...................             $  486,859
                                                  ==========

(right column)

Lexington Convertible Securities Fund
Statements of Changes in Net Assets
Years ended December 31, 1996 and 1995

                                                  1996            1995
                                                  ----            ----

Net investment income .....................   $   83,352      $  122,192
Net realized gain from security
  transactions ............................      433,015         214,468
Net change in unrealized
  appreciation on
  investments .............................      (29,508)      1,367,719
                                             -----------     -----------
    Increase in net assets
      resulting from operations ...........      486,859       1,704,379
Distributions to shareholders
  from net investment income ..............      (87,725)       (122,375)
Distributions to shareholders
  from net realized gains from
  security transactions ...................     (432,556)       (187,645)
Increase (decrease) in net assets
  from capital share transactions
  (Note 4) ................................     (398,694)      2,128,812
                                             -----------     -----------
    Net increase (decrease)
      in net assets .......................     (432,116)      3,523,171

Net Assets
  Beginning of period .....................   11,640,561       8,117,390
                                             -----------     -----------
  End of period (including
    distributions in excess of net
    investment income of $2,355
    and undistributed net
    investment income of
    $4,296, respectively) .................  $11,208,445     $11,640,561
                                             ===========     ===========

  The Notes to Financial Statements are an integral part of these statements.

Lexington Convertible Securities Fund
Notes to Financial Statements
December 31, 1996 and 1995

1.  Significant Accounting Policies

Lexington Convertible Securities Fund (the "Fund") is an open end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is total return which it seeks to achieve by providing capital appreciation, current income and conservation of the shareholder's capital. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

    Investments As authorized by the Trustees, securities are valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal institutional-size trading units of such securities. Debt securities are valued at the mean between the current bid and asked price. Equity securities listed on a national securities exchange are valued at the last reported sales price; if no sales price is reported for that day the mean between the current bid and asked price is used. Securities traded on the over-the-counter market are valued at the mean of the last current bid and asked price. Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other securities are valued by Fund management in good faith under the direction of the Fund's Board of Trustees.

Security transactions are accounted for on the trade date. The Fund records interest income on the accrual basis. In computing net investment income, the Fund amortizes premiums and does not accrue discounts on convertible fixed income securities in the portfolio. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

    Federal Income Taxes It is the Fund's intention to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

    Distributions Dividends from net investment income are normally declared and paid quarterly and dividends from net realized capital gains are normally declared and paid annually. However, the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1996, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

    Use of Estimates The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.  Investment Advisory Fee and Other Transactions with Affiliate

The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 1.00% of the Fund's average daily net assets. In connection with providing investment advisory services, LMC has entered into a sub-advisory contract with the Fund's former advisor, Ariston Capital Management

Lexington Convertible Securities Fund
Notes to Financial Statements
December 31, 1996 and 1995 (continued)

2.  Investment Advisory Fee and Other Transactions with Affiliate (continued)

Corporation ("Ariston"), under which Ariston provides the Fund with investment management services. Pursuant to the terms of the sub-advisory contract between LMC and Ariston, LMC pays Ariston a monthly sub-advisory fee at the annual rate of 0.75% of the Fund's average daily net assets up to $7 million and 0.50% of the Fund's average daily net assets in excess of $7 million.

The investment advisory contract provides that the total annual expenses of the Fund (including management fees, but excluding interest, taxes, brokerage commissions and extraordinary expenses) will not exceed the level of expenses which the Fund is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are offered for sale. No reimbursement was required for the year ended December 31, 1996.

The Fund also reimbursed LMC for certain expenses, including accounting and shareholder servicing costs of $22,125, which were incurred by the Fund but paid by LMC. 3. Distribution Plan

The Fund has a Distribution Plan (the "Plan") which allows payments to finance activities associated with the distribution of the Fund's shares. The Plan provides that the Fund may pay distribution fees on a reimbursement basis, including payments to Lexington Funds Distributor, Inc. ("LFD"), the Fund's distributor, in amounts not exceeding 0.25% per annum of the Fund's average daily net assets. Total distribution expenses for the year ended December 31, 1996 were $27,159 and are set forth in the statement of operations.

4.  Capital Stock

Transactions in capital stock were as follows:

                                                       Year ended            Year ended
                                                   December 31, 1996     December 31, 1995
                                                   -------------------   -------------------
                                                   Shares     Amount     Shares     Amount
                                                   ------     ------     ------     ------
Shares sold ....................................   171,179  $2,414,604   343,017  $4,367,587
Shares issued on reinvestment of dividends .....    36,510     497,981    20,620     276,053
                                                  --------  ----------   -------  ----------
                                                   207,689   2,912,585   363,637   4,643,640
Shares redeemed ................................  (239,163) (3,311,279) (197,366) (2,514,828)
                                                  --------  ----------   -------  ----------
Net increase (decrease) ........................   (31,474) ($ 398,694)  166,271  $2,128,812
                                                  ========  ==========   =======  ==========

5.  Purchases and Sales of Investment Securities

The cost of purchases and proceeds  from sales of securities  for the year ended
December  31,  1996,  excluding  short-term  securities,   were  $1,393,677  and
$1,435,002, respectively.

At December 31, 1996, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $2,731,924 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $182,578.

Lexington Convertible Securities Fund
Financial Highlights
Selected per share data for a share outstanding throughout the period:

                                                                 Year Ended December 31,
                                                      -------------------------------------------
                                                       1996      1995     1994     1993     1992
                                                       ----      ----     ----     ----     ----

Net asset value, beginning of period ..............   $13.66    $11.84   $14.10   $13.80   $12.41
                                                      ------    ------   ------   ------   ------

Income from investment operations:
  Net investment income ...........................     0.11      0.15     0.08        -     0.18
  Net realized and unrealized gain on
    investments ...................................     0.55      2.04     0.10     0.89     1.39
                                                      ------    ------   ------   ------   ------
Total income from investment operations ...........     0.66      2.19     0.18     0.89     1.57
                                                      ------    ------   ------   ------   ------

Less distributions:
  Distributions from net investment income ........    (0.11)    (0.15)   (0.07)       -    (0.18)
  Distributions in excess of net investment
    income (temporary book-tax difference) ........        -         -     (.05)       -        -
  Distributions from net realized gains ...........    (0.55)    (0.22)   (2.32)   (0.59)       -
                                                      ------    ------   ------   ------   ------
Total distributions ...............................    (0.66)    (0.37)   (2.44)   (0.59)   (0.18)
                                                      ======    ======   ======   ======   ======
Net asset value, end of period ....................   $13.66    $13.66   $11.84   $14.10   $13.80
Total return ......................................    4.89%    18.63%    1.30%    6.53%   12.82%
Ratio to average net assets:
  Expenses, before reimbursement or waivers .......    2.39%     2.52%    2.81%    2.76%    3.02%
  Expenses, net of reimbursement or waivers .......    2.39%     2.52%    2.75%    2.76%    2.32%
  Net investment income, before
    reimbursement or waivers ......................    0.77%     1.24%    0.50%   (0.04%)   0.70%
  Net investment income ...........................    0.77%     1.24%    0.56%   (0.04%)   1.40%
Portfolio turnover rate ...........................   18.45%    11.23%   38.14%    6.53%   12.58%
Average commission paid on equity
  security transactions* ..........................     0.04         -        -        -        -
Net assets at end of period  (000's omitted) ......  $11,208   $11,641   $8,117   $8,319   $7,180


*In accordance with recent SEC disclosure guidelines, the average commission is calculated for the current period, but not for prior periods.

Independent Auditors' Report
The Board of Trustees and Shareholders
Lexington Convertible Securities Fund:

We have audited the accompanying statements of net assets (including the portfolio of investments) and assets and liabilities of Lexington Convertible Securities Fund as of December 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1991 were audited by other auditors whose reports thereon, dated January 18, 1992, expressed an unqualified opinion.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington Convertible Securities Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the four-year period ended December 31, 1995, in conformity with generally accepted accounting principles.


                                                           KPMG Peat Marwick LLP

New York, New York
February 14, 1997

(left column)

LEXINGTON
INVESTOR SERVICES
-------------------------------------------
As a Lexington shareholder, you should be aware of the many services available to you.

No  Load-The  Lexington  Funds  are no load
funds. That is, investments and redemptions
are  made   without   any  sales   charges,
commissions or redemption fees.

                ----------

Free Telephone  Exchange-Investments in the
Lexington Funds may be exchanged for shares of a different Lexington Fund at any time.

                ----------

Check  Writing  Privileges-Lexington  Money
Market Trust and  Lexington  Tax Free Money
Fund permit  investors  immediate access to
their   funds   with  check   writing   for
withdrawals from their account.

                ----------

Tax Sheltered  Plans-IRA,  Keogh,  Pension,
and  Profit  Sharing  Prototype  Plans  are
available to qualified  individuals.  These
plans offer investment  flexibility through
the  Share  Exchange  Service,   simplified
record keeping, convenience and investment supervision.

                ----------

Custodial Accounts for Minors-Investments may be made on behalf of minors under the Uniform Gifts to Minors Act currently in effect in all states.

                ----------

Systematic Withdrawal Plan-An investor may elect to receive a fixed amount from his or her account each month or quarter, subject to certain minimums.

                ----------

Complete  Record  Keeping-A   statement  is
provided for every  transaction in addition
to   a   year-end    statement   with   tax
information.


(right column)

The Lexington Group of
No Load Investment Companies

Lexington    Worldwide    Emerging    Markets    Fund,   Inc.
-Seeks long-term growth of capital primarily through invest-ment in equity securities of companies domiciled in, or doing business in, emerging countries and emerging markets.

Lexington Global Fund, Inc.-Seeks long-term growth of capital primarily through investment in common stocks of companies domiciled in foreign countries and the United States.

Lexington International Fund, Inc.-Seeks long-term growth of capital through investment in companies domiciled in foreign countries.

Lexington Troika Dialog Russia Fund, Inc.-Seeks long-term capital appreciation through investments primarily in the equity securities of Russian companies.

Lexington  Crosby  Small  Cap Asia  Growth  Fund,  Inc.-Seeks
long-term   capital   appreciation   through   investment  in
companies   domiciled  in  the  Asia  Region  with  a  market
capitalization of less than $1 billion.

Lexington Ramirez Global Income Fund-Seeks high current income. Capital appreciation is a secondary objective. The
Fund invests in a combination of foreign and domestic high-yield, lower rated debt securities.

Lexington Goldfund,  Inc.-Seeks capital  appreciation through
investment   in  gold  bullion  and  shares  of  gold  mining
companies.

Lexington   Growth  and  Income  Fund,   Inc.-Seeks   capital
appreciation over the long-term through investments in the stocks of large, ably managed and well financed companies.

Lexington Corporate Leaders Trust Fund-Seeks capital growth and reasonable income through investment in an equal number of shares of an established list of American blue chip corporations.

Lexington SmallCap Value Fund, Inc.-Seeks long-term capital appreciation through investment in common stocks of companies domiciled in the United States with a market capitalization of less than $1 billion.

Lexington Convertible Securities Fund-Seeks total return by providing capital appreciation, current income and conservation of capital through investments in a diversified portfolio of securities convertible into shares of common stock.

Lexington GNMA Income Fund, Inc.-Seeks to achieve a high level of current income, consistent with liquidity and safety of principal, through investment primarily in mortgage-backed GNMA ("Ginnie Mae") certificates that are guaranteed as to the timely payment of principal and interest by the United States Government.

Lexington Money Market Trust-Seeks a high level of current income consistent with preservation of capital and liquidity through investments in interest bearing short-term money market instruments.

Lexington Tax Free Money Fund, Inc.-Seeks current income exempt from Federal income taxes while maintaining stability of principal, liquidity and preservation of capital.

For more complete information about any of the Lexington Funds and a prospectus which includes management fee and expenses call the distributor toll-free at 1-800-526-0056. Read the prospectus carefully before you invest or send money.

(left column)

Lexington Convertible Securities Fund

Investment Adviser
-----------------------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

Sub-Adviser
-----------------------------------------------------------------
ARISTON CAPITAL MANAGEMENT CORPORATION
40 Lake Bellevue Drive-Suite 220
Bellevue, Washington 98005

Distributor
-----------------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663




         ------------------------------------------
          All shareholder requests for services of any kind should be sent to:

          Transfer Agent
         ------------------------------------------
          STATE STREET BANK AND
          TRUST COMPANY
          c/o National Financial Data Services
          1004 Baltimore
          Kansas City, Missouri 64105

          Or call toll free:
          Service and Sales: 1-800-526-0056
          24 Hour Account Information:
          1-800-526-0052
         -------------------------------------------



-----------------------------------------------------------------
(800) 526-0052

                            "LEXLINE"
            24 hour toll-free telephone access to your

                      Lexington Fund account

             Price/Yield*Account Balances*Exchanges*

       Last Transactions*Total Return*Duplicate Statements

-----------------------------------------------------------------

This  report  has  been  prepared  for  the  information  of  the shareholders of Lexington Convertible Securities Fund and is authorized for distribution to the public only if it is accom-panied or preceded by a currently effective prospectus which sets forth expenses and other material information.


(right column)

                          -----------------------------

                                    LEXINGTON

                          -----------------------------


                          -----------------------------
                                    LEXINGTON
                                   CONVERTIBLE
                                   SECURITIES
                                      FUND

                                  (filled box)

                              The Fund's investment
                           objective is total return,
                            which it seeks to achieve
                          by providing current income,
                            capital appreciation and
                            conservation of capital.

                                  (filled box)

                                  ANNUAL REPORT
                                DECEMBER 31, 1996

                             The Lexington Group of
                                     No Load
                              Investment Companies

                          -----------------------------